VOLU-SOL, INC.
                              5095 West 2100 South
                           Salt Lake City, Utah 84120
                                 (801) 974-9474

                            NOTICE OF WRITTEN CONSENT
                              DUE BY JUNE 12, 2000

To the Series A Preferred Shareholders:

         Attached hereto is a Proxy Statement which solicits the written consent of the holders of the Series A 10% Convertible Preferred Stock ("Series A Preferred") of Volu-Sol, Inc., a Utah corporation (the "Company"), to authorize and approve the amendment and modification (the "Amendment") of the Designation of Rights and Preferences of the Series A Preferred as described in detail in the attached Proxy Statement.

         Attached to the Proxy Statement as Appendix A is the Shareholder Consent Resolution (the "Consent Resolution"), which provides for authorization and approval of the Amendment. The procedure for indicating authorization and approval of the Amendment is described in detail in the attached Proxy Statement.

         Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, once the Company receives the written consents from holders of a majority of the Company's issued and outstanding Series A Preferred as of May 20, 2000 (the "Record Date"), the Company will deliver such written consents to its registered office in Utah, and the Amendment shall be deemed to have been approved by the Company's Series A Preferred shareholders. No meeting will be held to vote on this corporate action.

         You are requested to fill out, date, sign and return the enclosed Shareholder Consent Resolution Signature Page (the "Signature Page"), which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement.

         Your consent is important. Please sign and date the enclosed Signature Page and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signing and returning the Signature Page is irrevocable once the Company receives it.

                                       By Order of the Board of Directors,


                                       /s/ Wilford W. Kirton, III

                                       Wilford W. Kirton, President and Chairman


Salt Lake City, Utah
May 31, 2000


                                 VOLU-SOL, INC.
                              5095 West 2100 South
                           Salt Lake City, Utah 84120
                                 (801) 974-9474

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------


                      SHARHOLDER ACTION BY WRITTEN CONSENT

         This Proxy Statement has been prepared by the Board of Directors of Volu-Sol, Inc., a Utah corporation ("Volu-Sol" or the "Company") and is furnished in connection with the solicitation by the Board of Directors of the written consent of the Series A Preferred Shareholders of the Company to authorize and approve the amendment of the Articles of Incorporation of the Company to change the rights and preferences of the Series A Preferred as described in more detail in this Proxy Statement (the "Amendment").

         The Company intends to distribute this Proxy Statement and the accompanying materials to the Series A Preferred Shareholders on or about May 31, 2000. The reasons for the Amendment are described in the Proxy Statement. Attached to this Proxy Statement as Appendix A is the Series A Preferred Shareholder Consent Resolution ("Consent Resolution"), which provides for the authorization and approval of the Amendment and the requisite amendment to the Company's Articles of Incorporation to effect the Amendment. The procedure for indicating your approval of the Amendment is described in this Proxy Statement.

                               General Information

Voting Rights

         The matter being submitted for Series A Preferred shareholder approval is to be acted upon by written consent, without a meeting, rather than by a vote held at a meeting. The holders of the Company's issued and outstanding Series A Preferred are entitled to consent in writing to the Amendment. The execution of the Signature Page by the holders of a majority of the issued and outstanding shares of the Company's Series A Preferred stock is required to authorize the Amendment. No dissenters' rights or rights of appraisal are applicable or available in connection with this action.

         Only holders of record of shares of the Company's Series A Preferred stock at the close of business May 20, 2000 (the "Record Date") are entitled to execute the Consent Resolution. At the close of business on the Record Date there were 15,133 shares of Series A Preferred stock issued and outstanding held by approximately 40 shareholders of record. In deciding the action described in this Proxy Statement, a holder of Series A Preferred stock on the Record Date will be entitled to provide one consent for each share of Series A Preferred stock then registered in such holder's name. The holders of the Series A Preferred stock as of the Record Date are referred to in this Proxy Statement as the "Series A Preferred Shareholders."

Solicitation of Written Consents

         Under Utah law and under the Company's bylaws, any action that may be taken at any meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the Series A Preferred Shareholders is being submitted for action by written consent rather than by votes cast at a meeting. The attached Consent Resolution will be effective on the date that the Company receives signed Signature Pages representing the consent of the holders of a majority of the Company's issued and outstanding Series A Preferred stock as of the Record Date.

         Series A Preferred Shareholders are requested to indicate approval of and consent to the adoption of the Amendment by filling out, signing and dating the enclosed Signature Page. Execution of the Signature Page will constitute your approval, as a Series A Preferred Shareholder, of the Amendment. Series A Preferred Shareholders who do not approve and consent to the Amendment by execution of the Signature Page will be bound by the Consent Resolution if sufficient written consents are received by the Company on or before June 12, 2000, the date selected by the Company to effect the change (the "Effective Date").

         The Board of Directors requests that each Series A Preferred Shareholder complete, execute, date and return the Signature Page to the Company at the address indicated therein. An addressed envelope is enclosed for your convenience. The Signature Page should be returned as soon as possible for receipt by the Company no later than June 12, 2000.

         The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. Certain of the Company's directors, officers, or employees may also solicit written consents by mail, telephone, telegraph, or personal interview but no additional compensation will be paid to them by the Company for doing so.

Written Consents Revocable until June 12, 2000

         Any Signature Page executed and delivered by a Series A Preferred Shareholder shall be deemed by the Company to constitute that Series A Preferred Shareholder's approval of and written consent to the adoption of the Consent Resolution. Once the Company (or its agent) receives the executed Signature Page, that consent may not be revoked unless written notice of revocation is received by the Company before the close of business on June 12, 2000.

     This Proxy Statement and the enclosed Proxy are being furnished to Series A Preferred Shareholders on or about May 12, 2000.

                                  The Proposal

Summary of the Proposal

         The Board of Directors of the Company has unanimously adopted, subject to Series A Preferred Shareholder approval, an amendment to the Company's Articles of Incorporation, which will modify the Designation of Rights and Preferences of the Series A Preferred. The form of the Amendment is included in the Consent Resolution attached as Appendix "A" to this Proxy Statement. The Series A Preferred Shareholders are asked to approve this Amendment to the Articles of Incorporation. The Board of Directors believes that it is in the Company's best interest to adopt these changes to permit further financing to be made on terms more favorable to the Series A Preferred Shareholders and the new investors.

         The changes to the rights and  preferences  of the Series A  Preferred:
(1) change the conversion factor to $1.00 per share from the previous factor calculated as the "lesser of market value less 20% or $6.25 per share" as adjusted for the recently implemented 1-for-5 reverse split of the Company's common stock; and (2) delete references to dates or contingencies which are no longer relevant with the passage of time since the original adoption and designation of the Series A Preferred.

         If the Amendment is adopted, the conversion feature of the Series A Preferred will be fixed and no longer variable. If the trading price of the Company's common stock were less than $1.20 per share, the change in the conversion feature would result in fewer shares of common stock being issued upon conversion of the Series A Preferred. However, if the fair market value of the Company's common stock exceeds $1.20 per share, the number of shares of common stock issuable upon conversion of the Series A Preferred will be increased under the proposed Amendment. At the present time there is no market for the Company's common stock and the Company cannot predict when such a market will or might develop, if ever.

Changes to the Designation of Rights and Preferences

         The proposed changes to the Designation of Rights and Preferences are as follows:

         1. Paragraph 3 (a) is amended to delete reference to the liquidation preference payable prior to January 1, 1998. This change reflects the fact that more than 2 years have passed since January 1, 1998 and there is no longer a need for this provision.

         2. Paragraph 4 is amended to update the reference to the amended articles of incorporation from August 31, 1997 to June 12, 2000, the date the Company expects to file the Amendment.

         3. Paragraph 5(a) is amended to fix the conversion Factor at $1.00.

         4. Paragraph 9 is revised to delete reference to a lesser redemption price for redemptions occurring prior to January 1, 1998 as such references are now irrelevant.

Principal Effects of the Proposed Amendment

         The Designation of Rights and Preferences of the Series A Preferred permits the amendment of the Designation upon a vote of the holders of a majority of the outstanding shares of Series A Preferred. Although the Series A Preferred Shareholders are entitled to vote against the Amendment, they have no right under Utah law or under the Company's Articles of Incorporation, as amended or the Company's Bylaws to dissent from the adoption of the Amendment.

         Except for certain special circumstances that are not applicable to the action proposed by the Board of Directors of the Company, an amendment to a corporation's Articles of Incorporation under Utah law requires the approval of a majority of the issued and outstanding voting shares of the corporation. Generally such action is taken by a vote conducted at an annual or special meeting of the shareholders of the corporation. Section 16-10a-706 of the Utah Revised Business Corporations Act (the "Utah Law") provides that "any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted." In addition, the Utah Law provides that any action taken in this manner has the same effect as action taken at a meeting of shareholders.

         The action proposed by the Board of Directors as described in this Proxy Statement affects the Series A Preferred Shareholders and, under the terms of the Designation of Rights and Preferences of the Series A Preferred, no modification of those rights and preferences may be made without the consent of the holders of a majority of the issued and outstanding shares of Series A Preferred. Consequently, the consent of a majority of the outstanding shares of the Company's Series A Preferred stock is required to approve the proposed Amendment.

         If the Amendment is approved, the changes to the Rights and Preferences of the Series A Preferred described above will go into effect without further action by the Series A Preferred Shareholders or the Company. The Amendment will govern the rights of the Series A Preferred Shareholders following the Effective Date.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SERIES A PREFERRED SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

         The enclosed Shareholder Consent Resolution is furnished for you to indicate your consent with respect to the Amendment described in this Proxy Statement. If you wish to consent in accordance with the Board's recommendation, please fill out, sign, date and return the Signature Page in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of the Signature Page will be appreciated.

                                            By Order of the Board of Directors


                                            Wilford W. Kirton, III
                                            Chairman and Chief Executive Officer

                                   APPENDIX A
                               CONSENT RESOLUTION
                     OF THE SERIES A PREFERRED SHAREHOLDERS
                                       OF
                                 VOLU-SOL, INC.
                               A Utah Corporation

                                   (Amendment)

         Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, the undersigned, being the holders of __________ shares of the issued and outstanding Series A Preferred stock of Volu-Sol, Inc. (the "Company"), a Utah corporation, hereby consent to and approve the following corporate action as if it had been taken at a meeting of the shareholders of the
Company:

         RESOLVED, that the Designation of the Rights and Preferences of the Series A 10% Convertible Preferred Stock be and the same are hereby amended in their entirety by adoption of the Amended and Restated Designation of Rights and Preferences of Series A 10% Convertible Preferred Stock in the form attached to this Consent Resolution, by this reference incorporated in and made a part of this Resolution.

         FURTHER RESOLVED, that the officers of the Company are authorized to take all additional actions and to execute, deliver and cause to be filed, such instruments and documents as may be required by the Utah Revised Business Corporations Act to effect this Amendment.

         Once signed by the holders of at least a majority of the outstanding shares of Series A Preferred stock of the Company, these resolutions shall be delivered to the Company at its principal office in Salt Lake City, Utah. These resolutions are to be included in the Company's corporate records and, as of the Effective Date, shall have the same force and effect as an action taken at a meeting of the shareholders of the Company.

                                 VOLU-SOL, INC.

                              AMENDED AND RESTATED
                      DESIGNATION OF RIGHTS AND PREFERENCES
                                       OF
               SERIES A 10% CONVERTIBLE NON-VOTING PREFERRED STOCK

         Pursuant to the authority vested in the Board of Directors of Volu-Sol, Inc., a Utah corporation (the "Company"), in its Articles of Incorporation and as permitted by Section 602 of the Utah Revised Business Corporation Act, as amended (the "Utah Act"), the Company's Board of Directors does hereby establish a series of the Company's Preferred Stock designated as Series A 10% Convertible Non-Voting Preferred Stock ("Series A Preferred Stock") and does hereby designate the rights, preferences, privileges and other attributes of the shares of Series A Preferred Stock, as amended, as follows:

         1.       Designation and Number of Shares.

                  A series of the Company's Preferred Stock is hereby established, to be designated and known as "Series A 10% Convertible Non-Voting Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock"), consisting of twenty thousand (20,000) shares of the authorized and unissued shares of the Company's Preferred Stock, $0.0001 par value per share. The Company shall from time to time, in accordance with the laws of the State of Utah, increase the number of shares of its Common Stock, $0.0001 par value per share, if at any time the number of shares of the Company's Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Series A Preferred Stock provided herein.

         2.       Dividends.

                  The holders of shares of Series A Preferred Stock shall be entitled to receive an annual dividend out of any of the Company's assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock of the Company, at the rate of ten percent (10%) per annum on the stated value of the Series A Preferred Stock (or $200.00 per share of Series A Preferred Stock). Dividends will be paid either in cash or in additional shares of Series A Preferred stock at the discretion of the Board of Directors to holders of record of shares of Series A Preferred Stock as they appear on the books and records of the Company on such record dates not less than ten (10) days nor more than sixty (60) days preceding the payment dates thereof, as may be fixed by the Board of Directors of the Company. Dividends shall be fully cumulative and shall accrue from the date of original issuance of the Series A Preferred Stock. Once dividends are paid on the Series A Preferred Stock, holders of shares of Series A Preferred Stock will not participate in dividends paid to holders of Common Stock. Except as described below, no dividends shall be paid or declared and set apart for payment on any class or series of shares of the Company that are junior to the Series A Preferred Stock for any period unless full cumulative dividends have been paid or contemporaneously are declared and paid or set apart for payment on the Series A Preferred Stock. A dividend payable in shares of Common Stock or in shares of another class of shares junior to the Series A Preferred Stock may, however, be made. Dividends on the Series A Preferred Stock may, at the option of the Company's Board of Directors, be paid in either cash or in additional shares of Series A Preferred Stock; provided, however, that if accrued dividends on the Series A Preferred Stock are paid in additional shares of Series A Preferred Stock, accrued dividends paid subsequent thereto shall not be paid on shares of Series A Preferred Stock that were previously paid as stock dividends. Holders of Series A Preferred Stock shall not participate in excess dividends remaining following payment of all accrued and unpaid dividends owing to holders of Series A Preferred Stock.

         3.       Liquidation Preference.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders before any distribution or payment is made to holders of shares of Common Stock, or to holders of any other shares of the Company ranking junior upon liquidation to the Series A Preferred Stock, liquidation distributions in the amount of Two Dollars ($2.00) per share plus all accrued and unpaid regular or special dividends, if any, multiplied by 133%, before any payment is made to holders of shares of the Company's equity securities that are junior to the Series A Preferred Stock. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company shall be insufficient to make the full payment on the Series A Preferred Stock as described in the immediately preceding sentence, and similar payments on any other class of shares ranking on a parity with the Series A Preferred Stock upon liquidation, then the holders of the Series A Preferred Stock and of such other class of shares will share ratably in any such distribution of assets of the Company in proportion to the full respective distributable amounts to which they are entitled.

                  (b) After payment to the holders of the Series A Preferred Stock of the amounts set forth in subparagraph 3(a) above, the holders of Series A Preferred Stock will not be entitled to any further participation in any distribution or payment by the Company, and the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of shares of Common Stock in proportion to the shares of Common Stock then held by them.

                  (c) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company that does not involve a distribution by the Company of cash or other property to the holders of shares of Common Stock, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 3, but rather shall be subject to the provisions of Section 6 below.

         4.       Voting Rights.

                  Except as otherwise expressly provided herein or as required by Utah law, the holders of Series A Preferred Stock shall not be entitled to voting rights, except that without the approval of holders of a majority of the outstanding shares of Series A Preferred Stock, the Company will not (i) authorize, create or issue any shares of any class or series ranking senior to the Series A Preferred Stock as to liquidation rights; (ii) amend, alter or repeal by any means the Company's Articles of Incorporation if the powers, preferences or special rights of the Series A Preferred Stock would be materially adversely affected; or (iii) become subject to any restriction on the Series A Preferred Stock other than restrictions arising solely under the Utah Act or existing under the Company's Articles of Incorporation as in effect on June 12, 2000. Upon conversion of shares of Series A Preferred Stock by holders thereof into Common Stock of the Company, holders (to the extent of their Common Stock) shall be entitled to voting rights pertaining to the Common Stock received upon such conversion.

         5. Conversion of Series A Preferred Stock. The holders of shares of Series A Preferred Stock shall have the following conversion rights.

                  (a) Right to Convert. Subject to the Conversion Limitation set forth in Section 5(b) below, each share of Series A Preferred Stock may be converted at the holder's option at any time into the number of shares of the Company's Common Stock determined by dividing $200.00 plus any accrued and unpaid regular or special dividends by $1.00 (the "Conversion Factor"). As used herein, "Market Price" shall mean the average closing bid price of the Company's Common Stock for the three (3) trading days immediately preceding the applicable Conversion Date (as defined below), as reported by the National Association of Securities Dealers Automated Quotation System or such other inter-dealer system as may list the Company's Common Stock.

                  (b) Conversion Limitation. Notwithstanding the conversion rights regarding the Series A Preferred Stock set forth in Section 5(a) above, any single holder (or affiliated holders) may not at any time hold shares of the Company's Common Stock exceeding 4.9% of the total number of issued and outstanding shares of Common Stock. Thus, any holder or group of affiliated holders will only be allowed to convert shares of Series A Preferred Stock into shares of Common Stock in an amount such that such holder's ownership of shares of Common Stock does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock.

                  (c) Mechanics of Conversion. Each conversion shall be effected by the holder surrendering the certificate(s) for the shares of Series A Preferred Stock to be converted to the Company with a Conversion Certificate executed by the holder for not less than $25,000.00 aggregate conversion amount including any accrued and unpaid regular and special dividends and accompanied, as required by the Company, by proper assignment. The date of execution of such Conversion Certificate and delivery by facsimile to the Company at (801) 974-9553 shall be defined as the "Conversion Date." Upon conversion the Company shall use its reasonable best efforts to deliver to the holder certificates evidencing shares of the Company's Common Stock within five (5) business days of the Conversion Date. The Company shall use reasonable best efforts to deliver to the holder certificates evidencing shares of Series A Preferred Stock that are not converted within three (3) business days of the Conversion date. In the event a merger, consolidation or sale of all or substantially all of the assets of the Company or a similar business combination involving the Company, all of the shares of Series A Preferred Stock, at the option of the holder, may be converted into the number of shares of Common Stock into which the shares of Series A Preferred Stock are convertible at the time of the closing of such transaction. In the event the Company shall fail to deliver certificates evidencing shares of the Company's Common Stock upon any conversion of shares of Series A Preferred Stock within five (5) business days of the Conversion Date, the Company shall pay the holder daily liquidated damages in an amount equal to one percent (1%) of the principal amount of the shares of Series A Preferred Stock converted into Common Stock for each day beyond said five (5) business days.


                  (d) Adjustments for Combinations or Subdivisions of Common Stock. In the event the Company at any time or from time to time after the date on which a share of Series A Preferred Stock was first issued shall declare or pay any dividend on the Common Stock payable in shares of Common Stock or in any right to acquire shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Series A Preferred Stock conversion formula set forth in Section 5(a) above in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately increased or decreased, as appropriate.

                  (e) Other Distributions. In the event the Company shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or any of its subsidiaries, if any, then in each such event a provision shall be made so that the holders of shares of Series A Preferred Stock shall receive, upon the conversion thereof, the securities of the Company that they would have received had their Series A Preferred Stock been converted into shares of Common Stock on the date of such event.

                  (f) No Impairment. The Company will not, by amendment to its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment. No amendment shall be made to the Company's Articles of Incorporation that would alter or change the powers, preferences or privileges of the shares of Series A Preferred Stock so as to affect them adversely without the vote or approval of the holders of at least a majority of the outstanding shares of Series A Preferred Stock.

                  (g) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Preferred Stock conversion formula pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause an independent public accountant selected by the Company's Board of Directors to verify such computation and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Preferred Stock conversion formula at the time in effect; and (iii) the number of shares of Common Stock that at the time would be received upon the conversion of shares of Series A Preferred Stock.

                  (h) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Company shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

                  (i) Issue Taxes. The Company shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder of shares of Series A Preferred Stock in connection with any such conversion.

                  (j) Reservation of Stock Issuable upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the shares of issued and outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the shares of issued and outstanding Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Company's Articles of Incorporation.

                  (k) Fractional Shares. No fractional share of Common Stock or securities representing fractional shares of Common Stock shall be issued upon the conversion of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one (1) share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the current market value of such fraction on the date of conversion.

                  (l) Notices.  Any notice  required by the  provisions  of this
Section 5 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the books and records of the Company.

                  (m) Adjustments. In case of any reorganization or any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or corporations, or the conveyance of all or substantially all of the assets of the Company to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such shares of Series A Preferred Stock would have been entitled upon the record date (or date of, if no record date is fixed) such reorganization, reclassification, consolidation, merger or conveyance; any, in any case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of such Series A Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of such Series A Preferred Stock.

         6.       Merger or Consolidation.

                  (a)      At any time, in the event of:

                           (i) Any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that will result in the Company's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least fifty percent (50%) of the voting power of the surviving or continuing entity; or

                           (ii) A sale of all or substantially all of the assets of the Company, unless the Company's shareholders immediately prior to such sale will, as a result of such sale, hold (by virtue of securities issued as consideration for the Company's sale) at least fifty percent (50%) of the voting power of the purchasing entity;

(the foregoing events are individually referred to herein as a "Sales Transaction"), then, holders of the Series A Preferred Stock of record as of the date of consummation of the Sales Transaction shall be entitled to receive, prior and in preference to any payment of consideration to the holders of Common Stock, in cash or in securities received from the acquiring corporation, or in a combination thereof, at the closing of any such Sales Transaction, at the holder's discretion, an amount per share equal to Two Hundred Dollars ($200.00) per share (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares), plus all declared or accumulated but unpaid dividends on such shares as of the date of closing of such Sales Transaction. In the event the proceeds of the Sales Transaction are not sufficient to make full payment of the aforementioned preferential amounts to the holders of the Series A Preferred Stock in accordance herewith, then the entire amount payable in respect of the proposed Sales Transaction shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the product of the liquidation preference of each such share and the number of such shares owned by each such holder. Upon completion of the payment to the holders of Series A Preferred Stock as provided above, the remaining proceeds of such Sales Transaction shall be distributed among the holders of record (as of the date of the consummation of the Sales Transaction) of shares of Common Stock in proportion to the number of shares of Common Stock then held. Unless otherwise consented to by the holders of a majority of the outstanding shares of Series A Preferred Stock, such payments shall be made with respect to the Series A Preferred Stock and to holders of Common Stock by purchase of such shares of Series A Preferred Stock and Common Stock by the surviving corporation, entity or person, or by redemption of such shares by the Company, in the discretion of the Company.

                  (b) Any securities to be delivered to the holders of Series A Preferred Stock pursuant to Section 6(a) above shall be valued as follows:

                           (i) Securities not subject to investment letter or other similar restrictions on free marketability as provided for in subsection (ii) below:

                                    (A) If traded on a  securities  exchange  or
                  reported on the NASDAQ SmallCap Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing;

                                    (B) If actively traded over-the-counter, the
                  value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                                    (C) If there is no active public market, the
                  value shall be the fair market value thereof, as mutually determined by the Company's Board of Directors and the holders of a majority of the outstanding shares of Series A Preferred Stock.

                           (iii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate of the Company) shall be to make an appropriate discount from the market value determined in Section
         6(b)(i)(A), (B) or (C) above to reflect the approximate fair market value thereof, as mutually determined by the Company and the holders of a majority of the outstanding shares of Series A Preferred Stock.

                  (c) In the event the requirements of Section 6(a) above are not complied with, the Company shall forthwith either:

                           (i) Cause such closing to be postponed until such time as the requirements of this Section 6 have been complied with; or

                           (ii) Cancel such transaction, in which event the rights, preferences and privileges of the holders of Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 6(d) below.

                  (d) The Company shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than ten
(10) days prior to the shareholders' meeting called to approve such transaction. The notice shall describe the material terms and conditions of the impending transaction and the provisions of this Section 6, and the Company shall thereafter give such holders prompt notice of any material changes to the impending transaction. The transaction shall in no event take place soon than twenty (20) days after the Company has given the notice provided for herein or sooner than ten (10) days after the Company has given the notice of any material changes in the impending transaction as provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

         7. Restrictions and Limitations. So long as any shares of Series A Preferred Stock remain issued and outstanding, the Company shall not without the consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding:

                  (a) Purchase, redeem, or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock of the Company; provided, however, that this restriction shall not apply to the repurchase of fractional shares, odd lots or shares of Common Stock from directors, officers, consultants or employees of the Company or any subsidiary, if any; or

                  (b) Effect any reclassification, recapitalization or other change with respect to any outstanding shares of stock that results in the issuance of shares of stock having any preference or priority as to dividends, redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, that are superior to any such preference or priority of the Series A Preferred Stock; or

                  (c) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of the Company's Preferred Stock or the total number of shares of the Company's Preferred Stock designated as Series A Preferred Stock; or

                  (d) Authorize or issue, or obligate itself to issue, any other equity security senior to the Series A Preferred Stock as to dividends, redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or create any obligation or security convertible into or exchangeable for, or having any option or rights to purchase, any such equity security that is senior to, the Series A Preferred Stock. The consent of the holders of a majority of the shares of Series A Preferred Stock shall not be required if any other equity security on parity with the Series A Preferred Stock as to dividends, redemption rights, liquidation preferences, conversion rights, voting rights, or otherwise is to be issued.

         8. No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be returned to the status of undesignated shares of the Company's Preferred Stock.

         9. Redemption. The Company shall have the right to call for redemption up to 66-2/3% of the total number of shares of Series A Preferred stock initially issued at its option at any time. Notwithstanding what the Market Price or the Conversion Factor may be at any time, the Company may designate a different and lower conversion price (the "New Conversion Price") and the call price for all shares of Series A Preferred Stock called for redemption by the Company shall be a minimum of 133% of the New Conversion Price. The Company's call option shall be assignable, in whole or in part, and shall be exercised in writing with payment to accompany the exercise notice or to be paid within two
(2) business days thereafter. If less than all 66-2/3% of the issued and outstanding shares of Series A Preferred Stock are to be redeemed, the Company will select those shares to be redeemed by lot or on a pro rata basis or by any other method deemed by the Company's Board of Directors to be equitable (with any necessary adjustments to avoid fractional shares). Any shares of Series A Preferred Stock for which a written notice of redemption has been given may be converted into shares of Common Stock at any time before the close of business on the date fixed for the redemption of such shares of Series A Preferred Stock. After the date fixed for redemption, dividends on shares of Series A Preferred stock called for redemption shall cease to accrue, such shares shall no longer be deemed to be issued and outstanding, and all rights of the holders thereof as shareholders of the Company shall cease unless the Company defaults on the payment of the redemption price.

         10. United States Dollars. All references herein to Dollars shall be deemed to refer to United States Dollars.

                               CONSENT RESOLUTION
                                     OF THE
                         SERIES A PREFERRED SHAREHOLDERS
                                       OF
                                 VOLU-SOL, INC.

                                 SIGNATURE PAGE

Date:                                  Signature:
     ----------------                            -------------------------------

                                       Name:
                                            ------------------------------------

                                       Number of Shares Held:
                                                             -------------------

You are requested to fill out, date, sign and return this Signature Page, which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement. Your consent is important. Please sign and date this Signature Page and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signature and return of this page is revocable only if written notice of revocation is received by the Company prior to close of business on June 12, 2000, as explained in the Proxy Statement.